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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|


                              -------------------------

                              BNY WESTERN TRUST COMPANY
                 (Exact name of trustee as specified in its charter)


California                                                  95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 South Flower Street
Los Angeles, California                                     90017
(Address of principal executive offices)                    (Zip code)


                              -------------------------


                              HILTON HOTELS CORPORATION
                 (Exact name of obligor as specified in its charter)


Delaware                                                    36-2058176
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

9336 Civic Center Drive
Beverly Hills, California                                   90210
(Address of principal executive offices)                    (Zip code)


                              -------------------------

                                   Debt Securities
                         (Title of the indenture securities)


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1.  GENERAL INFORMATION.

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
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    Federal Deposit Insurance Corporation        25 Ecker Street
                                                 San Francisco, California 94105

    State Banking Department                     111 Pine Street, Suite 1100
                                                 San Francisco, California 94111


    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.


    None.

16. LIST OF EXHIBITS.

    1.1 Articles of Incorporation of Security Trust Company, as filed in the office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

    1.2 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California), as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as Exhibit 1.2 filed with Form T-1 Statement, Registration No. 33-56465.

    1.3 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company California) as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

    1.4 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

    1.5 Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to The Bank of New York Trust Company of California), as filed in the office

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         of the Secretary of State of the State of California on April 15,
         1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

    3. Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.


    4.   Copy of By-Laws of the Trustee; incorporated herein by reference as
         Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

    6. Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

    7. Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                      SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, BNY Western Trust Company, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 14th day of October, 1997.


                                           BNY WESTERN TRUST COMPANY



                                           By:    /s/ WILLIAM F. CHAMBERS
                                               --------------------------------
                                              Name:  WILLIAM F. CHAMBERS
                                              Title: ASSISTANT VICE PRESIDENT

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                              BNY WESTERN TRUST COMPANY

                           Statement of Financial Condition

                                    June 30, 1997

ASSETS

Cash and due from banks. . . . . . . . . . . . . . . . . . .    $   2,494,733
Investment securities, U.S. Treasury Notes
    at cost, net of unamortized purchase premium . . . . . .        2,222,114
Federal Funds sold . . . . . . . . . . . . . . . . . . . . .       11,400,000
Securities purchased under resale agreements . . . . . . . .       20,000,000
Custody Funds receivable from banks, brokers and
    customers. . . . . . . . . . . . . . . . . . . . . . . .      469,098,907
Fixed assets-net . . . . . . . . . . . . . . . . . . . . . .          919,828
Receivables and other assets . . . . . . . . . . . . . . . .      112,532,083
Goodwill and Intangibles-net . . . . . . . . . . . . . . . .      133,071,736
                                                                 -------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .    $ 751,739,401
                                                                 -------------
                                                                 -------------

LIABILITIES

Demand Deposits, Trust Dept. Funds, Official
    Checks & Other Deposits  . . . . . . . . . . . . . . . .    $   2,837,201
Time and Other Savings Deposits. . . . . . . . . . . . . . .          644,368
Custody settlement funds due to banks,
    brokers and customers. . . . . . . . . . . . . . . . . .      575,498,936
Accrued Expenses and Reserve for
    Income Taxes . . . . . . . . . . . . . . . . . . . . . .        1,356,715
Other Liabilities. . . . . . . . . . . . . . . . . . . . . .          587,107
                                                                 -------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . .    $ 580,924,327
                                                                 -------------

SHAREHOLDERS' EQUITY

Common Stock, no par value; authorized
    and outstanding, 1,000 shares. . . . . . . . . . . . . .    $   1,000,000
Contributed Surplus. . . . . . . . . . . . . . . . . . . . .      157,577,726
Retained Earnings. . . . . . . . . . . . . . . . . . . . . .       12,237,348
                                                                 -------------
TOTAL SHAREHOLDERS' EQUITY . . . . . . . . . . . . . . . . .    $ 170,815,074
                                                                 -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY . . . . . . . . .    $ 751,739,401
                                                                 -------------
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